Exhibit 99.1

Collectors Universe Reports Preliminary Operating Results for the Second Quarter of Fiscal 2021

NEWPORT BEACH, Calif., January 20, 2021 – Collectors Universe, Inc. (NASDAQ: CLCT) (“Collectors Universe” or the “Company”), a leading provider of value-added authentication and grading services to dealers and collectors of collectibles, today announced preliminary financial results for the second quarter ended December 31, 2020.

The Company expects second quarter revenues to be approximately $35.4 million. For the same period, gross margin is expected to be approximately 64% and operating income is expected to be approximately $10.0 million, after transaction costs of approximately $3.0 million and non-cash stock-based compensation costs of approximately $1.8 million. These preliminary results are subject to change, and are expected to be finalized in early February 2021, as the Company progresses through its normal quarter-end processes.

Joseph J. Orlando, President and Chief Executive Officer, said, “Collectors Universe achieved strong second quarter operating results. Our second quarter performance was largely attributable to an increase in top-tier services performed by our PSA division. These smaller batch, rapid turnaround services have resulted in an average selling price, or ASP, that is 35% higher than the prior quarter and approximately 65% higher than the average ASP currently reflected in our backlog. As noted during our Q1 2021 earnings call, the average ASP in PSA can fluctuate due to changes in submission mix and overall market conditions. Our forecast for fiscal year 2022 and beyond remains unchanged in light of expected downward pressure on ASP as we work through our sizable backlog.”

Tender Offer

In a separate press release issued today, Collectors Universe announced that it has entered into an amended and restated merger agreement under which Cards Acquisition Inc., an affiliate of the investor group led by Nat Turner, D1 Capital Partners L.P., and Cohen Private Ventures, LLC, has increased its offer to acquire all of the outstanding shares of Collectors Universe to $92.00 per share in cash. The “best and final” offer represents an approximately 32% premium to Collectors Universe’s unaffected share price on November 25, 2020, the last full trading day before the transaction was announced, and a premium of 18% to the Company’s closing share price on January 19, 2021. The tender offer commenced on December 17, 2020 and has been extended to February 3, 2021.

The Collectors Universe Board of Directors today unanimously reaffirmed its support of, and recommendation that all shareholders tender their shares in the tender offer, as more completely described in the Schedule 14D-9 previously filed by Collectors Universe with the Securities and Exchange Commission on December 17, 2020, subsequent amendments thereto and in the separate press release issued today.

A.J. “Bert” Moyer, Chairman of the Collectors Universe Board of Directors, said, “This enhanced, ‘best and final’ offer recognizes the strong momentum in our business and provides certainty of value in an uncertain economic environment. While the Board has a high degree of confidence in management’s plan, it also believes that there is a significant risk that the Company’s recent growth rate will decline over time. For these reasons, the Board continues to believe that this transaction and the certainty it provides is in the best interest of shareholders.”

Cards Acquisition Inc.’s tender offer statement on Schedule TO, as well as Collectors Universe’s solicitation/recommendation statement on Schedule 14D-9, will be amended to reflect the revised terms of the transaction.

Collectors Universe, Inc.

About Collectors Universe

Collectors Universe, Inc. is a leading provider of value-added services to the collectibles markets. The Company authenticates and grades collectible coins, trading cards, event tickets, autographs and memorabilia (“collectibles”). The Company also compiles and publishes authoritative information about United States and world coins, collectible trading cards and sports memorabilia and operates its CCE dealer-to-dealer Internet bid-ask market for certified coins and its Expos trade show and conventions business. This information is accessible to collectors and dealers at the Company’s website, http://www.collectorsuniverse.com and is also published in print.

Cautionary Statements Regarding Forward Looking Information

This preliminary operating results release contains statements regarding our expectations, beliefs or views about our financial performance for the second quarter of fiscal 2021 and trends in our business and in our markets, which constitute “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Forward looking statements can often be identified by the use of words such as “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate,” “project,” or future or conditional verbs such as “will,” “would,” “should,” “could,” or “may.”

The operating results in this news release are preliminary estimates. We are in the process of finalizing our financial statements for the quarter ended December 31, 2020, and our actual results remain subject to completion of those financial statements and their review by our independent registered public accounting firm. These preliminary estimates are based on information available to management as of the date of this news release and certain related assumptions, which could prove incorrect. Our actual, reported results of operations could differ based on completion of our second quarter closing procedures, final adjustments and developments that may arise prior to completion of our second quarter financial statements, and adjustments arising from the review of our independent registered public accounting firm. You should carefully review our unaudited, consolidated financial statements for the quarter ended December 31, 2020, when they become available.

Due to a number of risks and uncertainties to which its business and its markets are subject, Collectors Universe’s future financial performance may differ, possibly significantly, from expectations regarding its future financial performance that are expressed in, or that may be implied or inferred from the discussion in, this news release. Those risks and uncertainties, and their possible impact on Collectors Universe’s future financial performance, include, but are not limited to, the following: the risk that the conditions to the closing of the acquisition of Collectors Universe by an investor group (the “Transaction”) are not satisfied, including the risk that a sufficient number of Collectors Universe’s shareholders do not tender their shares into the tender offer; potential litigation relating to the Transaction; uncertainties as to the timing of the consummation of the Transaction and the ability of each party to consummate the Transaction; risks that the Transaction disrupts the current plans and operations of Collectors Universe; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; Collectors Universe’s continued dependence on its coins, and cards and autographs businesses, which historically have generated more than 90% of Collectors Universe’s total consolidated revenues and a substantial portion of its operating income, which make its operating results more vulnerable to conditions that could adversely affect those businesses, such as the volatility of precious metals prices that could adversely affect its coin revenues; the risk that Collectors Universe’s future operating results could deteriorate if recently released COVID-19 vaccines permit a return to more normal living and working conditions and consumer interest in its collectibles markets consequently declines; the risk that it may become necessary for Collectors Universe to reduce the amount of, or suspend or discontinue the payment of cash dividends in the future, due to conditions or circumstances outside of its control or due to adverse financial performance and the cash needs of its business in the future; the risk that domestic or international economic conditions may deteriorate as a result of events outside of Collectors Universe’s control, which could lead to reductions in the demand for its collectibles authentication and grading services and, consequently, in its revenues and operating results; the risk that the weakness or volatility of economic conditions will lead to longer-term changes in the spending habits of consumers and in the availability and use of credit by smaller businesses, such as collectibles dealers, to fund purchases of collectibles, which could lead to longer-term declines in collectibles commerce and, therefore, in the demand for Collectors Universe’s services; the risks that claims under Collectors Universe’s coin and trading card authentication and grading warranties will increase substantially and that the warranty reserves that it maintains for such claims will prove to be inadequate, which could cause its gross profit margin and operating results to decline or cause Collectors Universe to incur operating losses; the risk that Collectors Universe’s strategies of offering services in newer geographic areas, such as Europe and Asia, or potentially investing in new lines of business, will not be successful in enabling it to improve its profitability or may even cause Collectors Universe to incur significant losses; and the risks and added complexity of conducting business overseas.

Collectors Universe, Inc.

Additional information regarding these risks and other risks and uncertainties to which its business is subject is contained in Item 1A, entitled “Risk Factors”, in Collectors Universe’s Annual Report on Form 10-K for its fiscal year ended June 30, 2020, which it filed with the SEC on August 26, 2020. Readers of this news release are urged to review the discussion of those risks and uncertainties in that Report. Also, Collectors Universe’s financial results in the future may differ from those currently expected due to additional risks and uncertainties of which it is not currently aware or which it does not currently view as, but in the future may become, material to its business or operating results. Due to the aforementioned risks and uncertainties, readers are cautioned not to place undue reliance on the forward-looking statements contained, implied or inferred in this news release or in or in Collectors Universe’s Annual or Quarterly Reports filed with the Securities and Exchange Commission (the “SEC”), which speak only as of their respective dates. Collectors Universe also disclaims any obligation to update or revise any of the forward-looking statements contained in this news release or in its Annual or Quarterly Reports that it has filed with the SEC as a result of new information, future events or otherwise, except as may be required by law or Nasdaq rules.

Contact:

Shelton Group

Leanne K. Sievers

949-224-3874

sheltonir@sheltongroup.com